                                                                    Exhibit 99.1


This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

         PRELIMINARY TERM SHEET                  DATE PREPARED: MAY 15, 2001

                          $1,253,011,000 (APPROXIMATE)
                          SUBJECT TO A +/- 10% VARIANCE
                                MRFC 2001-HEIL1

-------------------------------------------------------------------------------------------------------------------------------
                   PRINCIPAL      WAL (YEARS)      PYMT WINDOW         ASSUMED FINAL         EXPECTED RATINGS    CERTIFICATE
  CLASS(1,3)       AMOUNT ($)     CALL/MAT(2)   (MTHS) CALL/MAT (2)  DISTRIBUTION DATE (6)      S&P/MOODY'S          TYPE
  ----------       ----------     -----------   -------------------  ---------------------      -----------          ----
   A-1 (4)        651,500,000      0.90/0.90         1-24/1-24           January 2008             AAA/Aaa         Sequential
   A-2 (4)        113,000,000      2.25/2.25        24-31/24-31           June 2009               AAA/Aaa         Sequential
   A-3 (4)        158,000,000      3.00/3.00        31-42/31-42         February 2011             AAA/Aaa         Sequential
   A-4 (4)        330,511,000      4.99/5.71        42-70/42-153        February 2021             AAA/Aaa         Sequential
     S (5)           Notional          N/A              N/A               June 2003               AAA/Aaa        Structured IO
               --------------
      TOTAL:   $1,253,011,000
-------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1, Class A-2, Class A-3, Class A-4 and Class S Certificates are backed primarily by the cash flow from the Mortgage Loans (as defined herein). The principal balance (or notional balance, as applicable) of each Class of Offered Certificates is subject to a 10% variance.

(2)  See "Pricing Prepayment Speed" herein.

(3) The coupon on the Class A-4 Certificates increases by 0.50% after the clean-up call date, subject to the Net WAC Rate.

(4)  See "Net WAC Rate" herein.

(5) The Class S Certificates are not entitled to any principal payments, but will accrue interest on the lesser of (i) the aggregate principal balance of the Mortgage Loans and (ii) $125,301,000, subject to a 10% variance.

(6)  Estimated assumed final distribution dates, subject to final collateral.

Depositor:                   Mellon Residential Funding Corporation.

Seller and Master Servicer:  Mellon Bank, N.A.

Certificate Insurer:         Ambac Assurance Corporation ("AMBAC").

Underwriters:                Greenwich Capital Markets, Inc. and Mellon
                             Financial Markets, LLC.

Trustee:                     Wells Fargo Bank Minnesota, N.A.

Offered Certificates:        The Class A-1, Class A-2, Class A-3 and Class A-4
                             Certificates (together, the "CLASS A CERTIFICATES") and the Class S Certificates (together with the Class A Certificates, the "OFFERED CERTIFICATES").

Federal Tax Status:          It is anticipated that the Offered Certificates
                             will represent ownership of REMIC regular interests for tax purposes.

Registration:                The Offered Certificates will be available in
                             book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                             System.




Greenwich Capital Markets, Inc.           2        Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statistical Cut-off Date:      The close of business on April 30, 2001.

Cut-off Date:                  The close of business on May 31, 2001.

Expected Pricing Date:         May 17, 2001.

Expected Closing Date:         June 28, 2001.

Expected Settlement Date:      June 28, 2001.

Distribution Date:             The 25th day of each month (or if not a business
                               day, the next succeeding business day) commencing in July 2001.

Accrued Interest:              The price to be paid by investors for the Class
                               A-1 Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class A-2, Class A-3, Class A-
                               4 and Class S Certificates will include accrued interest from June 1, 2001 up to, but not including, the Settlement Date (27 days).

Interest Accrual Period:       The interest accrual period for each Distribution
                               Date with respect to the Class A-1 Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class A-2, Class A-3, Class A-4 and Class S
                               Certificates will be the calendar month preceding the month in which such Distribution Date occurs
                               (on a 30/360 basis).

ERISA Eligibility:             The Offered Certificates are expected to be ERISA
                               eligible.

SMMEA Eligibility:             The Offered Certificates are NOT expected to
                               constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The terms of the transaction allow for a clean-up
                               call of all the Mortgage Loans and the retirement of all the Offered Certificates (the "CLEAN-UP
                               CALL"), which may be exercised once the aggregate principal balance of all the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of all the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on
                               a pricing prepayment speed of 25% CPR.

Greenwich Capital Markets, Inc.         3          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statistical Information:       The information related to the Mortgage Loans
                               described herein reflects information as of the Statistical Cut-off Date. It is expected that scheduled principal and principal prepayments will reduce the principal balance of the Mortgage
                               Loans subsequent to the Statistical Cut-off Date and prior to the Cut-off Date. As a result, it is expected that not only will the principal balance of the Mortgage Loans be reduced by the Cut-off
                               Date but the principal balance of the Offered
                               Certificates (shown on the front cover) may also be reduced by the Closing Date. SOLELY FOR THE
                               PURPOSES OF DETERMINING THE PRINCIPAL BALANCE OF
                               THE OFFERED CERTIFICATES (AS SHOWN ON THE FRONT
                               COVER), IN ORDER TO MINIMIZE ANY SUCH VARIANCE BY
                               THE CLOSING DATE, IT IS ESTIMATED BUT NOT
                               GUARANTEED THAT THE AGGREGATE PRINCIPAL BALANCE
                               OF THE MORTGAGE LOANS WILL BE APPROXIMATELY
                               $1,253,011,814 AS OF THE CUT-OFF DATE. It is not expected that the initial principal balance of any of the Offered Certificates (as shown on the front cover) will increase or decrease by more than 10% by the Closing Date.

Mortgage Loans:                As of the Statistical Cut-off Date, the aggregate
                               principal balance of the Mortgage Loans was approximately $1,318,959,804, which consisted of a pool of simple interest first and junior lien fixed-rate mortgage loans (the "MORTGAGE LOANS").
                               Occasionally, for marketing purposes, a payment holiday may be offered to certain borrowers who have demonstrated satisfactory payment behavior.
                               The payment holiday allows the borrower to skip a monthly payment while the loan remains current.
                               See the attached collateral description for additional information on the Mortgage Loans.

Pass-Through Rate:             The "PASS-THROUGH RATE" for the Class A-1
                               Certificates will be equal to the lesser of (i)
                               One Month LIBOR plus the related margin for such Class and (ii) the Net WAC Rate. The "PASS-
                               THROUGH RATE" for the Class A-2, Class A-3 and
                               Class A-4 Certificates will be equal to the lesser of (i) the related fixed rate and (ii) the Net WAC Rate.

Cap Agreement:                 On the Closing Date, the Depositor will assign to
                               the Trustee, on behalf of the Trust (as defined in the pooling agreement), a Cap Agreement with a cap counterparty. The Cap Agreement will provide that on each Distribution Date, beginning with the Distribution Date in July 2001, the cap counterparty will pay an amount equal to the product of
                               (i)    the Strike Rate, multiplied by
                               (ii)   the notional balance for such Distribution
                                      Date as specified in the cap schedule (as described in the pooling agreement) and
                               (iii)  a fraction, the numerator of which is the
                                      actual number of days in the related
                                      Interest Accrual Period for the Class A-1
                                      Certificates, and the denominator of
                                      which is 360.

                               The cap schedule mentioned above is based on the principal balance of the Class A-1 Certificates assuming a prepayment speed of 25% CPR and is subject to the final collateral.

                               The Certificate Insurer does not guarantee any payments from the Cap Agreement.

Strike Rate:                   The "STRIKE RATE" will equal the greater of (i)
                               One-Month LIBOR for such Distribution Date less
                               6.25% and (ii) 0.00%.



Greenwich Capital Markets, Inc.         4          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Reserve Fund:                  On each Distribution Date, amounts received
                               pursuant to the Cap Agreement will be deposited in a reserve fund (the "RESERVE FUND"). Amounts in the Reserve Fund will be distributed on each Distribution Date in the following order of priority (after taking into account the priorities described under "Priority of
                               Distributions"):
                               (i)    to the Certificate Insurer, any previously
                                      unreimbursed amounts owed under the
                                      Certificate Insurance Policy up to the
                                      Insurer Reserve Maximum.
                               (ii)   to the Class A-1 Certificates, any related
                                      Net WAC Rate Carryover Amounts.
                               (iii)  to the Offered Certificates pro-rata, any
                                      unpaid interest amounts up to the
                                      remaining Insurer Reserve Maximum.
                               (iv)   to the Offered Certificates pro-rata, any
                                      unpaid basic principal and
                                      Overcollateralization Deficit up to the
                                      remaining Insurer Reserve Maximum.
                               (v)    to the Certificate Insurer, any previously
                                      unreimbursed amounts owed under the
                                      insurance agreement up to the remaining
                                      Insurer Reserve Maximum.
                               (vi)   to the classes of non-offered
                                      certificates, any remaining amounts, as
                                      described in the pooling agreement.

Insurer Reserve Maximum:       On each Distribution Date, the "INSURER RESERVE
                               MAXIMUM" will be equal to a certain pre-specified percentage of the aggregate principal balance of the Class A-1 Certificates.

Net WAC Rate:                  The "NET WAC RATE" is equal to the weighted
                               average mortgage rate of the Mortgage Loans less the sum of (i) the servicing fee rate, (ii) the Certificate Insurer fee rate multiplied by a fraction equal to (a) the aggregate principal balance of the Class A Certificates divided by
                               (b) the aggregate principal balance of the Mortgage Loans and (iii) the Pass-Through Rate of the Class S Certificates multiplied by a fraction equal to (a) the notional balance of the Class S
                               Certificates divided by (b) the aggregate principal balance of the Mortgage Loans (adjusted to reflect the accrual of interest on an actual/360 basis in the case of the A-1
                               Certificates).

Net WAC Rate
Carryover Amount:              If on any Distribution Date the Pass-Through Rate
                               for the Class A Certificates is limited by the Net WAC Rate, the "NET WAC RATE CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess, if any, of (a) the amount of interest that would have accrued on such Class based on the related Pass-Through Rate over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any
                               Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution
                               Dates to the extent of funds available. The
                               Certificate Insurer does not cover the payment of any Net WAC Rate Carryover Amount.

Greenwich Capital Markets, Inc.         5          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class S Certificates:          The Class S Certificates will have a notional
                               balance equal to the lesser of (i) the aggregate principal balance of the Mortgage Loans and (ii)
                               $125,301,000, subject to a 10% variance. The
                               Pass-Through Rate for the Class S Certificates is equal to 3.50% on or prior to the Distribution
                               Date in June 2003 and 0.00% thereafter.

Credit Enhancement:            Consists of the following:
                                   1) Excess Cashflow
                                   2) Overcollateralization Amount
                                   3) The Certificate Insurance Policy

Excess Cashflow:               The "Excess Cashflow" for any Distribution Date
                               will be equal to the available funds remaining after priorities (i) through (iv) under "Priority of Distributions."

Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates (other than the Class S Certificates). Excess Cashflow will be used to build O/C until the Overcollateralization Target Amount is reached, starting on the third Distribution Date.

Overcollateralization
Target Amount:                 The "OVERCOLLATERALIZATION TARGET AMOUNT" will be
                               subject to increase at any time, and will be subject to decrease on or after the Stepdown
                               Date, in each case based upon the occurrence of certain loss and delinquency triggers as further described in the pooling agreement.

Stepdown Date:                 The later to occur of
                               (i)     the Distribution Date occurring in
                                       June 2003 and
                               (ii)    the first Distribution Date on which the
                                       aggregate principal balance of the
                                       Mortgage Loans is less than or equal to
                                       50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Certificate Insurance Policy:  The "CERTIFICATE INSURANCE POLICY" guarantees the timely payment of interest at the applicable
                               Pass-Through Rate of the Offered Certificates and the ultimate payment of principal of the Offered Certificates.

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the
                               net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage
                               Loan. The amount of such insufficiency is a "REALIZED LOSS". Realized Losses on the Mortgage
                               Loans will, in effect, be absorbed first by Excess Cashflow and second by reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, any Realized Losses will be covered by the Certificate Insurer.

Overcollateralization
Deficit: An "OVERCOLLATERALIZATION DEFICIT" is equal to the excess, if any, of (i) the aggregate principal balance of the Offered Certificates (other than the Class S Certificates) over (ii) the aggregate principal balance of the Mortgage Loans.

Greenwich Capital Markets, Inc.         6          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of
Distributions:        Available funds from the Mortgage Loans will be
                      distributed as follows:

                      (i) To pay servicing fees and Certificate Insurer premium fees.
                      (ii) To pay interest on the Offered Certificates pro-rata based on their respective entitlements to interest.
                      (iii)  To the Class A-1, Class A-2, Class A-3 and
                             Class A-4 Certificates sequentially, any basic principal and amounts needed to reduce an Overcollateralization Deficit to zero.
                      (iv) To the Certificate Insurer, any previously unreimbursed amounts owed under the Certificate Insurance Policy.
                      (v)    To the Class A-1, Class A-2, Class A-3 and
                             Class A-4 Certificates sequentially, any extra principal to build O/C.
                      (vi) To the Class A Certificates pro-rata, any related Net WAC Rate Carryover Amounts.
                      (vii) To the classes of non-offered certificates, any remaining amounts.

Greenwich Capital Markets, Inc.         7          Mellon Financial Markets, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Greenwich Capital Markets, Inc.         8          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                           DISCOUNT MARGIN TABLES (%)

CLASS A-1 (TO CALL)
-------------------------------------------------------------------------------------------------------------
PASS-THROUGH MARGIN           0.130%
-------------------------------------------------------------------------------------------------------------
 PREPAY SPEED                 15% CPR          20% CPR          25% CPR          30% CPR          35% CPR
=============================================================================================================
 DM @ 100-00                  0.130             0.130            0.130            0.130            0.130
=============================================================================================================
 WAL (YR)                      1.33              1.08             0.90             0.76             0.66
 MDUR (YR)                     1.26              1.03             0.86             0.73             0.63
 FIRST PRIN PAY               07/25/01         07/25/01         07/25/01         07/25/01         07/25/01
 LAST PRIN PAY                05/25/04         11/25/03         06/25/03         02/25/03         11/25/02
-------------------------------------------------------------------------------------------------------------


CLASS A-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------
PASS-THROUGH MARGIN            0.130%
-------------------------------------------------------------------------------------------------------------
 PREPAY SPEED                 15% CPR          20% CPR          25% CPR          30% CPR          35% CPR
=============================================================================================================
 DM @ 100-00                   0.130            0.130            0.130            0.130            0.130
=============================================================================================================
 WAL (YR)                       1.33             1.08             0.90             0.76             0.66
 MDUR (YR)                      1.26             1.03             0.86             0.73             0.63
 FIRST PRIN PAY               07/25/01         07/25/01         07/25/01         07/25/01         07/25/01
 LAST PRIN PAY                05/25/04         11/25/03         06/25/03         02/25/03         11/25/02
-------------------------------------------------------------------------------------------------------------


                                YIELD TABLES (%)

CLASS A-2 (TO CALL)
--------------------------------------------------------------------------------------------------------------
 COUPON                        5.480%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                  15% CPR          20% CPR          25% CPR         30% CPR           35% CPR
==============================================================================================================
 YIELD @ 100-00                5.419            5.394            5.367            5.337            5.305
==============================================================================================================
 WAL (YR)                       3.30             2.70             2.25             1.91             1.64
 MDUR (YR)                      2.94             2.45             2.07             1.77             1.53
 FIRST PRIN PAY               05/25/04         11/25/03         06/25/03         02/25/03         11/25/02
 LAST PRIN PAY                02/25/05         06/25/04         01/25/04         08/25/03         04/25/03
--------------------------------------------------------------------------------------------------------------

CLASS A-2 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
 COUPON                        5.480%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                  15% CPR           20% CPR         25% CPR          30% CPR         35% CPR
==============================================================================================================
 YIELD @ 100-00                5.419             5.394           5.367            5.337            5.305
==============================================================================================================
 WAL (YR)                       3.30              2.70            2.25             1.91             1.64
 MDUR (YR)                      2.94              2.45            2.07             1.77             1.53
 FIRST PRIN PAY               05/25/04         11/25/03         06/25/03         02/25/03         11/25/02
 LAST PRIN PAY                02/25/05         06/25/04         01/25/04         08/25/03         04/25/03
--------------------------------------------------------------------------------------------------------------

Greenwich Capital Markets, Inc.         9          Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                   YIELD TABLES (%)

CLASS A-3 (TO CALL)
--------------------------------------------------------------------------------------------------------------
 COUPON                          5.905%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                    15% CPR          20% CPR          25% CPR          30% CPR          35% CPR
==============================================================================================================
 YIELD @ 100-00                  5.872            5.853            5.831            5.808            5.782
==============================================================================================================
 WAL (YR)                         4.30             3.57             3.00             2.56             2.20
 MDUR (YR)                        3.69             3.13             2.68             2.31             2.01
 FIRST PRIN PAY                 02/25/05         06/25/04         01/25/04         08/25/03         04/25/03
 LAST PRIN PAY                  06/25/06         08/25/05         12/25/04         06/25/04         01/25/04
--------------------------------------------------------------------------------------------------------------

CLASS A-3 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
 COUPON                          5.905%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                    15% CPR          20% CPR          25% CPR          30% CPR          35% CPR
==============================================================================================================
 YIELD @ 100-00                  5.872            5.853            5.831            5.808            5.782
==============================================================================================================
 WAL (YR)                         4.30             3.57             3.00             2.56             2.20
 MDUR (YR)                        3.69             3.13             2.68             2.31             2.01
 FIRST PRIN PAY                 02/25/05         06/25/04         01/25/04         08/25/03         04/25/03
 LAST PRIN PAY                  06/25/06         08/25/05         12/25/04         06/25/04         01/25/04
--------------------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL)
--------------------------------------------------------------------------------------------------------------
 COUPON                          6.572%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                    15% CPR          20% CPR          25% CPR          30% CPR          35% CPR
==============================================================================================================
 YIELD @ 100-00                  6.582            6.570            6.556            6.542            6.527
==============================================================================================================
 WAL (YR)                         7.00             5.88             4.99             4.29             3.75
 MDUR (YR)                        5.43             4.72             4.12             3.62             3.22
 FIRST PRIN PAY                 06/25/06         08/25/05         12/25/04         06/25/04         01/25/04
 LAST PRIN PAY                  08/25/09         05/25/08         04/25/07         06/25/06         11/25/05
--------------------------------------------------------------------------------------------------------------

CLASS A-4 (TO MATURITY)
--------------------------------------------------------------------------------------------------------------
 COUPON                          6.572%
--------------------------------------------------------------------------------------------------------------
PREPAY SPEED                    15% CPR          20% CPR          25% CPR          30% CPR           35% CPR
==============================================================================================================
 YIELD @ 100-00                  6.618            6.618            6.615            6.608             6.595
==============================================================================================================
 WAL (YR)                         7.71             6.62             5.71             4.95              4.32
 MDUR (YR)                        5.80             5.14             4.55             4.04              3.60
 FIRST PRIN PAY                 06/25/06         08/25/05         12/25/04         06/25/04         01/25/04
 LAST PRIN PAY                  07/25/14         07/25/14         03/25/14         08/25/12         10/25/11
--------------------------------------------------------------------------------------------------------------

Greenwich Capital Markets, Inc.         10         Mellon Financial Markets, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                         Effective Net WAC Rate Schedule

        ---------------------------------------------------------------
                PERIOD                 EFFECTIVE NET WAC RATE (1)
        ---------------------------------------------------------------
                   1                               7.88%
                   2                              20.61%
                   3                              20.60%
                   4                              20.78%
                   5                              20.50%
                   6                              20.68%
                   7                              20.40%
                   8                              20.34%
                   9                              21.01%
                  10                              20.21%
                  11                              20.36%
                  12                              20.08%
                  13                              20.27%
                  14                              20.00%
                  15                              19.96%
                  16                              20.13%
                  17                              19.85%
                  18                              20.00%
                  19                              19.68%
                  20                              19.56%
                  21                              20.08%
                  22                              19.06%
                  23                              18.63%
                  24                              15.91%
        ---------------------------------------------------------------

(1) Assumes that 1 Month LIBOR increases on the second Distribution Date to 20% and remains at 20% thereafter and is run at the Pricing Prepayment Speed to call. Additionally, the Effective Net WAC Rate on each Distribution Date is determined, taking into account, the Net WAC Rate of the Mortgage Loans (adjusted to reflect the accrual of interest on an actual/360 basis) and proceeds from the Cap Agreement.

Greenwich Capital Markets, Inc.         11         Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                            MORTGAGE LOAN STATISTICS
                       AS OF THE STATISTICAL CUT-OFF DATE

   AGGREGATE CURRENT BALANCE:            $1,318,959,804
   NUMBER OF MORTGAGE LOANS:                     33,045

                                                                             MINIMUM      MAXIMUM
                                                                             -------      -------
   AVG CURRENT BALANCE:                         $39,914                         $29      $541,002

   WAVG LOAN RATE:                                8.076%                      5.990        13.990%

   WAVG CREDIT SCORE:                               737                         401           860

   WAVG COMBINED LTV:                             70.43%                       5.02        100.00%

   WAVG ORIGINAL TERM:                              163 months                   12           240 months
   WAVG STATED REMAINING TERM:                      126 months                    1           237 months
   WAVG SEASONING:                                   37 months                    0           158 months

   TOP STATE CONCENTRATIONS ($):          81.52% Pennsylvania, 4.64% New Jersey, 3.98% Ohio
   MAXIMUM ZIP CODE CONC ($):             0.95% 15601

   FIRST PAY DATE:                                                     Nov 20, 1989  Jul 25, 2001
   MATURITY DATE:                                                      May 01, 2001  Jan 15, 2021


Greenwich Capital Markets, Inc.         12         Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                NUMBER OF         OUTSTANDING AS OF       OUTSTANDING AS OF
PRODUCT:                                   MORTGAGE LOANS     THE STAT CUT-OFF DATE   THE STAT CUT-OFF DATE
-----------------------------------        --------------     ---------------------   ---------------------
 Fixed Rate                                        31,285          1,160,559,844.29                   87.99
 Fixed Rate 30/15 Balloon                           1,760            158,399,959.76                   12.01
-----------------------------------        --------------     ---------------------   ---------------------
TOTAL                                              33,045          1,318,959,804.05                  100.00
===================================        ==============     =====================   =====================

                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE       PRINCIPAL BALANCE      WEIGHTED AVG
                                                NUMBER OF         OUTSTANDING AS OF       OUTSTANDING AS OF         SEASONING
LIEN POSITION:                             MORTGAGE LOANS     THE STAT CUT-OFF DATE   THE STAT CUT-OFF DATE          (MONTHS)
-----------------------------------        --------------     ---------------------   ---------------------      ------------
 First Lien                                        12,331            672,131,089.90                   50.96                26
 Second Lien                                        8,316            284,790,549.49                   21.59                25
 Third Lien                                           824             25,437,471.04                    1.93                24
 Fourth Lien                                           49              1,528,787.10                    0.12                21
 Fifth Lien                                             6                226,901.50                    0.02                27
 Not Available                                     11,519            334,845,005.02                   25.39                70
-----------------------------------        --------------     ---------------------   ---------------------
TOTAL                                              33,045          1,318,959,804.05                  100.00
===================================        ==============     =====================   =====================

                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                NUMBER OF         OUTSTANDING AS OF       OUTSTANDING AS OF
DELINQUENCY:                               MORTGAGE LOANS     THE STAT CUT-OFF DATE   THE STAT CUT-OFF DATE
-----------------------------------        --------------     ---------------------   ---------------------
0-29 Days Delinquent                               33,045          1,318,959,804.05                  100.00
-----------------------------------        --------------     ---------------------   ---------------------
TOTAL                                              33,045          1,318,959,804.05                  100.00
===================================        ==============     =====================   =====================

                                                                                             % OF AGGREGATE
                                                                  PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                NUMBER OF         OUTSTANDING AS OF       OUTSTANDING AS OF
CURRENT BALANCE ($):                       MORTGAGE LOANS     THE STAT CUT-OFF DATE   THE STAT CUT-OFF DATE
-----------------------------------        --------------     ---------------------   ---------------------
        28.95  -  100,000.00                       31,239          1,074,674,794.25                   81.48
   100,000.01  -  200,000.00                        1,706            219,299,815.21                   16.63
   200,000.01  -  300,000.00                           89             20,484,753.46                    1.55
   300,000.01  -  400,000.00                            7              2,605,873.64                    0.20
   400,000.01  -  500,000.00                            2                849,283.18                    0.06
   500,000.01  -  541,001.61                            2              1,045,284.31                    0.08
-----------------------------------        --------------     ---------------------   ---------------------
Total                                              33,045          1,318,959,804.05                  100.00
===================================        ==============     =====================   =====================

Greenwich Capital Markets, Inc.         13         Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                  % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                        NUMBER OF       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN RATE (%):     MORTGAGE LOANS   THE STAT CUT-OFF DATE  THE STAT CUT-OFF DATE
-----------------  --------------  ---------------------- ----------------------
  5.990 -  6.000               10              458,037.88                   0.03
  6.001 -  7.000            2,438          153,623,522.71                  11.65
  7.001 -  8.000           13,417          644,771,155.34                  48.88
  8.001 -  9.000           10,317          369,077,419.23                  27.98
  9.001 - 10.000            5,366          125,143,979.60                   9.49
 10.001 - 11.000            1,150           20,633,875.94                   1.56
 11.001 - 12.000              272            3,983,215.90                   0.30
 12.001 - 13.000               73            1,243,919.92                   0.09
 13.001 - 13.990                2               24,677.53                   0.00
-----------------  --------------  ---------------------- ----------------------
Total                      33,045        1,318,959,804.05                 100.00
=================  ==============  ====================== ======================

                                                                  % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                        NUMBER OF       OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE:      MORTGAGE LOANS   THE STAT CUT-OFF DATE  THE STAT CUT-OFF DATE
-----------------  --------------  ---------------------- ----------------------
 N/A                          108            3,485,329.38                   0.26
 401  - 450                    13              414,559.49                   0.03
 451  - 500                   107            4,199,594.38                   0.32
 501  - 550                   452           16,496,502.56                   1.25
 551  - 600                   959           38,594,225.77                   2.93
 601  - 650                 1,998           84,462,141.77                   6.40
 651  - 700                 4,505          200,543,879.47                  15.20
 701  - 750                 7,971          335,794,203.08                  25.46
 751  - 800                10,071          390,665,072.18                  29.62
 801  - 850                 6,719          239,166,245.65                  18.13
 851  - 860                   142            5,138,050.32                   0.39
-----------------  --------------  ---------------------- ----------------------
Total                      33,045        1,318,959,804.05                 100.00
=================  ==============  ====================== ======================

Greenwich Capital Markets, Inc.           14       Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % OF AGGREGATE
                                                    PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                  NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
COMBINED LTV (%):            MORTGAGE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
-------------------------   ---------------    ----------------------    ----------------------
   5.02  -  10.00                        87                792,504.67                      0.06
  10.01  -  15.00                       258              3,051,863.75                      0.23
  15.01  -  20.00                       477              7,284,917.99                      0.55
  20.01  -  25.00                       572             10,014,240.11                      0.76
  25.01  -  30.00                       802             16,980,264.44                      1.29
  30.01  -  35.00                     1,004             24,603,080.17                      1.87
  35.01  -  40.00                     1,269             33,420,929.77                      2.53
  40.01  -  45.00                     1,353             39,078,988.31                      2.96
  45.01  -  50.00                     1,686             53,047,901.08                      4.02
  50.01  -  55.00                     1,617             56,846,266.96                      4.31
  55.01  -  60.00                     2,071             75,418,650.68                      5.72
  60.01  -  65.00                     2,334             89,691,386.25                      6.80
  65.01  -  70.00                     2,671            105,744,514.52                      8.02
  70.01  -  75.00                     2,928            127,681,385.82                      9.68
  75.01  -  80.00                     3,534            162,899,833.56                     12.35
  80.01  -  85.00                     5,961            311,470,470.72                     23.61
  85.01  -  90.00                     4,233            191,763,970.26                     14.54
  90.01  -  95.00                       147              7,254,351.73                      0.55
  95.01  - 100.00                        41              1,914,283.26                      0.15
-------------------------   ---------------    ----------------------    ----------------------
TOTAL                                33,045          1,318,959,804.05                    100.00
=========================   ===============    ======================    ======================

                                                                                 % OF AGGREGATE
                                                    PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                  NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
REMAINING TERM (MONTHS):     MORTGAGE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
-------------------------   ---------------    ----------------------    ----------------------
   1 -  24                            2,894             25,258,523.78                      1.92
  25 -  48                            3,906             64,131,235.69                      4.86
  49 -  72                            2,704             66,061,880.78                      5.01
  73 -  96                            4,649            159,223,471.84                     12.07
  97 - 120                            4,081            155,488,649.52                     11.79
 121 - 144                            4,512            214,230,039.84                     16.24
 145 - 168                            9,124            568,636,318.36                     43.11
 169 - 192                            1,076             56,588,642.49                      4.29
 193 - 216                               67              6,313,055.85                      0.48
 217 - 237                               32              3,027,985.90                      0.23
-------------------------   ---------------    ----------------------    ----------------------
TOTAL                                33,045          1,318,959,804.05                    100.00
=========================   ===============    ======================    ======================

                                                                                 % OF AGGREGATE
                                                    PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                  NUMBER OF         OUTSTANDING AS OF         OUTSTANDING AS OF
AMORTIZATION:                MORTGAGE LOANS     THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
-------------------------   ---------------    ----------------------    ----------------------
 Fully Amortizing                    31,285          1,160,559,844.29                     87.99
 Balloon                              1,760            158,399,959.76                     12.01
-------------------------   ---------------    ----------------------    ----------------------
TOTAL                                33,045          1,318,959,804.05                    100.00
=========================   ===============    ======================    ======================


Greenwich Capital Markets, Inc.         15         Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % OF AGGREGATE
                                               PRINCIPAL BALANCE       PRINCIPAL BALANCE         WEIGHTED AVG
                              NUMBER OF        OUTSTANDING AS OF       OUTSTANDING AS OF            SEASONING
PROPERTY TYPE:           MORTGAGE LOANS    THE STAT CUT-OFF DATE    THE STAT CUT-OFF DATE            (MONTHS)
---------------------    --------------    ---------------------    ---------------------      --------------
 Single Family                   28,982         1,211,317,983.84                    91.84                  33
 2-4 Units                          546            17,435,344.47                     1.32                  43
 Condominium                        216             6,424,335.42                     0.49                  43
 Other                              181             5,830,798.02                     0.44                  43
 Not Available                    3,120            77,951,342.30                     5.91                  90
---------------------    --------------    ---------------------    ---------------------
TOTAL                            33,045         1,318,959,804.05                   100.00
=====================    ==============    =====================    =====================

                                                                           % OF AGGREGATE
                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE        WEIGHTED AVG
                              NUMBER OF        OUTSTANDING AS OF        OUTSTANDING AS OF           SEASONING
OCCUPANCY:               MORTGAGE LOANS    THE STAT CUT-OFF DATE    THE STAT CUT-OFF DATE            (MONTHS)
---------------------    --------------    ---------------------    ---------------------      --------------
 Primary                         28,518         1,192,305,694.76                    90.40                 34
 Rental                           1,242            41,856,713.97                     3.17                 36
 Second Home                        198             7,773,205.56                     0.59                 36
 Not Available                    3,087            77,024,189.76                     5.84                 92
---------------------    --------------    ---------------------    ---------------------
TOTAL                            33,045         1,318,959,804.05                   100.00
=====================    ==============    =====================    =====================

                                                                           % OF AGGREGATE
                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                              NUMBER OF        OUTSTANDING AS OF        OUTSTANDING AS OF
DOCUMENTATION:           MORTGAGE LOANS    THE STAT CUT-OFF DATE    THE STAT CUT-OFF DATE
---------------------    --------------    ---------------------    ---------------------
 Full Documentation              33,045         1,318,959,804.05                   100.00
---------------------    --------------    ---------------------    ---------------------
TOTAL                            33,045         1,318,959,804.05                   100.00
=====================    ==============    =====================    =====================

                                                                           % OF AGGREGATE
                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE        WEIGHTED AVG
                              NUMBER OF        OUTSTANDING AS OF        OUTSTANDING AS OF           SEASONING
LOAN PURPOSE:            MORTGAGE LOANS    THE STAT CUT-OFF DATE    THE STAT CUT-OFF DATE             (MONTHS)
---------------------    --------------    ---------------------    ---------------------      --------------
 Consolidation                   22,625         1,044,236,778.69                    79.17                  31
 Home Improvement                 2,287            59,398,924.14                     4.50                  31
 Taxes/Investment                   554            21,850,398.16                     1.66                  29
 Convenience                        437            13,076,122.47                     0.99                  33
 Vehicle                            637            12,113,732.81                     0.92                  27
 Personal                           280             8,155,967.98                     0.62                  32
 Business                           126             4,648,750.28                     0.35                  32
 Vacation                            26               904,684.29                     0.07                  27
 Medical Expenses                    13               241,294.96                     0.02                  32
 Not Available                    6,060           154,333,150.27                    11.70                  86
---------------------    --------------    ---------------------    ---------------------      --------------
Total                            33,045         1,318,959,804.05                   100.00
=====================    ==============    =====================    =====================

Greenwich Capital Markets, Inc.         16         Mellon Financial Markets, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                       % OF AGGREGATE
                                                          PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                      NUMBER OF           OUTSTANDING AS OF         OUTSTANDING AS OF
STATE:                           MORTGAGE LOANS       THE STAT CUT-OFF DATE     THE STAT CUT-OFF DATE
-----------------------------   ---------------      ----------------------    ----------------------
 Arizona                                     45                1,207,799.25                      0.09
 California                                 143                5,360,235.63                      0.41
 Colorado                                    57                1,716,987.42                      0.13
 Delaware                                   829               33,568,204.25                      2.55
 District of Columbia                        49                1,764,659.89                      0.13
 Florida                                    118                2,778,711.25                      0.21
 Idaho                                        3                   75,567.85                      0.01
 Illinois                                    88                2,360,034.76                      0.18
 Indiana                                     71                2,862,005.92                      0.22
 Iowa                                         5                  131,169.31                      0.01
 Kansas                                      23                  516,897.10                      0.04
 Kentucky                                    78                5,156,964.37                      0.39
 Maryland                                   781               29,294,843.88                      2.22
 Michigan                                    62                1,550,115.41                      0.12
 Missouri                                    44                  733,776.51                      0.06
 Nebraska                                     5                   89,789.44                      0.01
 Nevada                                      12                  333,239.98                      0.03
 New Jersey                               1,175               61,140,389.25                      4.64
 New Mexico                                  15                  365,946.72                      0.03
 New York                                    53                2,007,592.25                      0.15
 North Carolina                              72                2,881,226.74                      0.22
 Ohio                                       958               52,548,217.53                      3.98
 Oklahoma                                    10                  247,164.49                      0.02
 Oregon                                      55                1,613,009.99                      0.12
 Pennsylvania                            27,288            1,075,203,636.68                     81.52
 South Carolina                              17                  456,643.11                      0.03
 South Dakota                                 2                   30,269.40                      0.00
 Texas                                      250                8,243,218.66                      0.62
 Utah                                         8                  206,244.92                      0.02
 Virginia                                   408               18,672,577.70                      1.42
 Washington                                  58                1,392,006.23                      0.11
 Wisconsin                                    6                   91,373.83                      0.01
 Wyoming                                      4                   91,609.12                      0.01
 Not Available                              253                4,267,675.21                      0.32
-----------------------------   ---------------      ----------------------    ----------------------
TOTAL                                    33,045            1,318,959,804.05                    100.00
=============================   ===============      ======================    ======================





Greenwich Capital Markets, Inc.          17        Mellon Financial Markets, LLC